GLOBAL X FUNDS
GLOBAL X MSCI COLOMBIA ETF

SUPPLEMENT DATED JULY 15, 2014
TO THE SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND
STATEMENT OF ADDITONAL INFORMATION, EACH DATED MARCH 1, 2014

This Supplement updates certain information contained in the above-dated Summary Prospectus, Statutory Prospectus and Statement of Additional Information for the Global X Funds (“Trust”) regarding Global X MSCI Colombia ETF (“Fund”) (formerly, Global X FTSE Colombia 20 ETF), a series of the Trust.

Effective immediately, Global X Management Company LLC, the investment adviser to the Fund (“Adviser”), has entered into a voluntary Expense Limitation Agreement with the Fund to assure that the Fund’s total operating expenses (exclusive of taxes, brokerage fees, commissions, and other transaction expenses, interest and extraordinary expenses (such as litigation and indemnification expenses)) will not exceed 0.61% of the Fund’s average daily net assets per year until at least August 1, 2015 and is annually renewable thereafter.

The “Annual Fund Operating Expenses” table as well as the “Example” table that appear in the section titled “Fees and Expenses” on page 1 of the Summary Prospectus and page 82 of the Statutory Prospectus are deleted and replaced in their entirety with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.68%
Distribution and Service (12b-1) Fees:	None
Other Expenses: (Custody Fees):	0.11%
Total Annual Fund Operating Expenses:	0.79%
Expense Reimbursement and/or Fee Waiver:	(0.18)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement:[1]	0.61%

1 Pursuant to an Expense Limitation Agreement, the Adviser has agreed to waive or reimburse fees and/or limit Fund expenses to the extent necessary to assure that the operating expenses of the Fund (exclusive of taxes, brokerage fees, commissions, and other transaction expenses, interest and extraordinary expenses (such as litigation and indemnification expenses)) will not exceed 0.61% of the Fund’s average daily net assets per year until at least August 1, 2015. Pursuant to the Expense Limitation Agreement, the Fund (at a later date) may reimburse the Adviser for the fees and expenses it waived or reimbursed and/or limited pursuant to the Expense Limitation Agreement during any of the prior three fiscal years, provided that, among other things, any reimbursement made to the Adviser does not cause Total Annual Fund Operating Expenses of the Fund to exceed 0.61% during the period in which it is paid and the Board of Trustees has approved in advance such reimbursement to the Adviser.

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage fees and commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$62	$234	$421	$961

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE